Exhibit 99.37
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ................................$         324,184.95
          (b)  Interest  .................................$       2,865,283.26
          (c)  Total  ....................................$       3,189,468.21

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ................................$         324,184.95
          (b)  Interest  .................................$       2,768,078.68
          (c)  Total  ....................................$       3,092,263.63

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month: .........................................$          86,291.66

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ................................$       5,430,621.16
          (b)  Interest  .................................$          31,823.15
          (c)  Total  ....................................$       5,462,444.31

     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  ................................$               0.00
          (b)  Interest  .................................$               0.00
          (c)  Total  ....................................$               0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ................................$               0.00
          (b)  Interest  .................................$               0.00
          (c)  Total  ....................................$               0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ................................$               0.00
          (b)  Interest  .................................$               0.00
          (c)  Total  ....................................$               0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ................................$               0.00
          (b)  Interest  .................................$               0.00
          (c)  Total  ....................................$               0.00

     9.   Pool Scheduled Principal Balance: ..............$     444,959,620.29

     10.  Available Funds:          ......................$       8,469,070.53

     11.  Realized Losses for prior month: ...............$               0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: ......................$               0.00
          (b) Special Hazard Losses: .....................$               0.00
          (c) Fraud Losses: ..............................$               0.00
          (d) Excess Bankruptcy Losses: ..................$               0.00
          (e) Excess Special Hazard Losses: ..............$               0.00
          (f) Excess Fraud Losses: .......................$               0.00
          (g) Debt Service Reductions: ...................$               0.00

     13.  Compensating Interest Payment:...................$           2,620.70

     14. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

      Class 2-A1........$       121,294.99     $   0.00       6.99999995%
      Class 2-A2........$        21,583.33     $   0.00       6.99999892%
      Class 2-A3........$       147,841.95     $   0.00       6.99999980%
      Class 2-A4........$       143,272.50     $   0.00       7.00000000%
      Class 2-A5........$       198,686.24     $   0.00       6.99999985%
      Class 2-A6........$       375,095.69     $   0.00       6.99999992%
      Class 2-A7........$        57,166.67     $   0.00       7.00000041%
      Class 2-A8........$         6,041.66     $   0.00       7.24999925%
      Class 2-A9........$        28,958.33     $   0.00       6.94999920%
      Class 2-A10.......$        19,250.00     $   0.00       7.00000000%
      Class 2-A11.......$       128,561.69     $   0.00       7.00000027%
      Class 2-A12.......$     1,268,458.33     $   0.00       6.99999998%
      Class 2-M.........$        46,019.15     $   0.00       6.99999746%
      Class 2-B1........$        26,296.65     $   0.00       6.99999556%
      Class 2-B2........$        13,148.31     $   0.00       6.99998758%
      Class 2-B3........$        13,148.31     $   0.00       6.99998758%
      Class 2-B4........$         3,943.31     $   0.00       6.99995858%
      Class 2-B5........$         9,205.07     $   0.00       6.99997418%
      Class 2-R.........$             0.58     $   0.00       6.96000000%

     15.  Principal distributable:

      Class 2-A1........$       412,784.51     Class 2-A11......$     15,847.31
      Class 2-A2........$             0.00     Class 2-A12......$  3,604,307.37
      Class 2-A3........$       385,469.51     Class 2-PO.......$        269.31
      Class 2-A4........$             0.00     Class 2-M........$      5,672.55
      Class 2-A5........$             0.00     Class 2-B1.......$      3,241.46
      Class 2-A6........$     1,310,268.87     Class 2-B2.......$      1,620.73
      Class 2-A7........$             0.00     Class 2-B3.......$      1,620.73
      Class 2-A8........$        16,379.10     Class 2-B4.......$        486.07
      Class 2-A9........$        81,895.59     Class 2-B5.......$      1,134.67
      Class 2-A10.......$             0.00     Class 2-R........$        100.00

     16.  Additional  distributions  to the Class 2-R  Certificate  pursuant  to
          Section 4.01(b):  ....................................$          0.00

     17.  Distributions Allocable to Unanticipated Recoveries:

      Class 2-A1........$        0.00     Class 2-A11....$      0.00
      Class 2-A2........$        0.00     Class 2-A12....$      0.00
      Class 2-A3........$        0.00     Class 2-PO.....$      0.00
      Class 2-A4........$        0.00     Class 2-M......$      0.00

      Class 2-A5........$        0.00     Class 2-B1.....$      0.00
      Class 2-A6........$        0.00     Class 2-B2.....$      0.00
      Class 2-A7........$        0.00     Class 2-B3.....$      0.00
      Class 2-A8........$        0.00     Class 2-B4.....$      0.00
      Class 2-A9........$        0.00     Class 2-B5.....$      0.00
      Class 2-A10.......$        0.00     Class 2-R......$      0.00

B.   Other Amounts:

     1.  Senior Percentage for such Distribution Date: .............. 95.747300%

     2.  Senior Prepayment Percentage for such Distribution Date: ...100.000000%

     3.  Junior Percentage for such Distribution Date: ..............  4.252700%

     4.  Junior Prepayment Percentage for such Distribution Date: ...  0.000000%

     5.  Class A5 Percentage for such Distribution Date: ............ 10.450912%

     6.  Class A5 Principal Distribution Percentage for such
         Distribution Date:..........................................  0.000000%

     7.  Class A11 Percentage for such Distribution Date:............ 20.901823%

     8.  Class A11 Prepayment Percentage for such Distribution Date:.  0.000000%

     9.  Subordinate Certificate Writedown Amount for such
         Distribution Date: .........................................$      0.00

     10. Prepayment Distribution Triggers satisfied:
                                          YES            NO
                                          ---            --
         Class 2-B1........                              X
         Class 2-B2........                              X
         Class 2-B3........                              X
         Class 2-B4........                              X
         Class 2-B5........                              X

     11.  Base Servicing Fee:.................................$       32,632.83

     12.  Supplemental Servicing Fee:.........................$      171,929.07

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.


                                         By:   /s/ Karen Pickett
                                         ---------------------------------------
                                         Name:    Karen Pickett
                                         Title:   Vice-President,
                                                  Investor Operations